Acquisitions - Summary of Unaudited Pro Forma Information (Detail) - Shemin - USD ($) $ / shares in Units, $ in Millions	9 Months Ended	12 Months Ended
	Sep. 27, 2015	Jan. 03, 2016	Dec. 28, 2014
Business Acquisition [Line Items]
Net sales	$ 1,119.3	$ 1,459.1	$ 1,313.5
Net income available to SiteOne common shareholders	$ (0.6)	$ (17.6)	$ (5.8)
Net income per share of common stock attributable to SiteOne - diluted (in dollars per share)	$ (0.05)	$ (1.24)	$ (0.42)